AGREEMENT OF ACCORD AND SATISFACTION

This AGREEMENT OF ACCORD AND SATISFACTION (this "Agreement") is made and executed effective as of January 29, 2004 (the "Effective Date"), by and between SEQUIAM CORPORATION, a California corporation ("Sequiam"), and LA JOLLA COVE INVESTORS, INC., a California corporation ("Investor"), with reference to the following recitals:

A. Sequiam and Investor are parties to that certain Securities Purchase Agreement, dated March 5, 2003 (the "SPA"), pursuant to which Sequiam made and issued to Investor that certain 8% Convertible Debenture in the principal amount of $300,000, dated March 5, 2003 (as amended, the "Debenture"), and that certain Warrant to Purchase Common Stock ~ Conversion Warrants, dated March 5, 2003 (as amended, the "Warrant").

B. Pursuant to the SPA, Sequiam and Investor entered into that certain Registration Rights Agreement, dated March 5, 2003 (the "Registration Agreement"), pursuant to which Sequiam agreed to register the common stock to be issued to Investor upon conversion of the Debenture and exercise of the Warrant.

C. Nicholas H. VandenBrekel ("VandenBrekel") and Mark Mroczkowski ("Mroczkowski") are officers and directors of Sequiam and, pursuant to the SPA, entered into that certain Put and Call Agreement with Investor, dated March 5, 2003 (as amended, the "Put").

D. Sequiam and Investor desire to provide for the full satisfaction and accord of the Debenture, cancellation of the Warrant, termination of the Registration Agreement, and termination of the Put, in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in the Agreement, and other good and valuable consideration, Sequiam and Investor hereby agree as follows:

     1.     Accord  and  Satisfaction.  Simultaneously  with  the  execution and
            --------------------------
delivery of this Agreement, Sequiam shall deliver to Investor a promissory note in the principal amount of Two Hundred Thousand Dollars ($200,000), with interest at seven percent (7%) per annum, with principal payable in six equal monthly installments, plus interest, beginning on February 1, 2004 and on the first day of each of the following five months, in the form attached hereto as Exhibit "A" (the "Note"). The Note shall be personally guaranteed by
------------
VandenBrekel and Mroczkowski in the form of the guaranty attached hereto as Exhibit "B" (the "Guaranty"). Investor hereby agrees to accept the Note and Guaranty, in accord and satisfaction of the total amount due under the Debenture.

     2.     Warrant  and  Registration  Agreement.  The Warrant and Registration
            -------------------------------------
Agreement are hereby terminated, and neither party shall have any further rights or obligations under the Warrant or Registration Agreement.

     3.     Put.  The Put is hereby terminated, and neither party shall have any
            ---
further rights or obligations under the Put, provided however, that the Put shall be reinstated and be in full force and effect if there is a default under the Note.

     4.     Restricted Stock. Simultaneously  with the execution and delivery of
            ----------------
this Agreement, Sequiam shall issue and deliver to Investor one hundred thousand (100,000) shares of restricted Sequiam common stock (the "Securities"). If (but without any obligation to do so) Sequiam proposes to register any of its stock or other securities under the Securities Act of 1933, as amended (the "SECURITIES ACT"), in connection with the public offering of such securities, Sequiam shall cause to be registered under the


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Securities  Act  all  of  the  shares that Investor holds. If the Securities are registered, Sequiam shall give Investor written notice of the effectiveness of the registration within ten (10) days thereof.

     5.     Investor's  Representations  and  Warranties.  Investor  hereby
            --------------------------------------------
represents and warrants to and covenants and agrees with Sequiam as follows:

          a. Investor is purchasing the Securities for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

          b. Investor is and shall remain at all times until issuance of all of the Securities (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluating the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

          c. Investor understands that the Securities are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act as set forth in Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the "Commission") and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Investor's compliance with, Investor's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Investor to purchase the Securities.

          d. Investor understands that the Securities have not been approved or disapproved by the Commission or any state or provincial securities commission.

          e. This Agreement has been duly and validly authorized, executed and delivered by Investor and is a valid and binding agreement of Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

     6.     Sequiam's Representations and Warranties.  Sequiam hereby represents
            ----------------------------------------
and warrants to and covenants and agrees with Investor as follows:

CAPITALIZATION

          a. The authorized capital stock of Sequiam consists of 100,000,000 shares of common stock and 50,000,000 shares of Series A Preferred Stock of which 44,350,141 shares and 0 shares, respectively, are issued and outstanding as of the date hereof and are fully paid and nonassessable. The amount, exercise, conversion or subscription price and expiration date for each outstanding option and other security or agreement to purchase shares of common stock is accurately set forth on Schedule 6.
                                       ------------

          b. The Securities have been duly and validly authorized and reserved for issuance by Sequiam, and, when issued by Sequiam, will be duly and validly issued, fully paid and nonassessable and will not subject the holder thereof to personal liability by reason of being such holder.

          c.     Except  as  disclosed  on  Schedule 6, there are no preemptive,
                                            ----------
subscription, "call," right of first refusal or other similar rights to acquire any capital stock of Sequiam or other voting securities of Sequiam that have been issued or granted to any person and no other obligations of Sequiam


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is  to issue, grant, extend or enter into any security, option, warrant, "call,"
right, commitment, agreement, arrangement or undertaking with respect to any of their respective capital stock.

ORGANIZATION;  REPORTING  COMPANY  STATUS.

          d. Sequiam is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction in which it is incorporated and is duly qualified as a foreign corporation in all jurisdictions in which the failure so to qualify would reasonably be expected to have a material adverse effect on the business, properties, prospects, condition (financial or otherwise) or results of operations of Sequiam or on the consummation of any of the transactions contemplated by this Agreement (a "MATERIAL ADVERSE EFFECT").

          e. Sequiam is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"). The common stock is traded on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc. ("OTCBB") and Sequiam has not received any notice regarding, and to its knowledge there is no threat of, the termination or discontinuance of the eligibility of the common stock for such trading.

AUTHORIZATION.

          f. Sequiam has duly and validly authorized and reserved for issuance the Securities. Sequiam understands and acknowledges the potentially dilutive effect on the common stock of the issuance of the Securities. Sequiam further acknowledges that its obligation to issue the Securities is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of Sequiam and notwithstanding the commencement of any case under 11 U.S.C. Sec. 101 et seq. (the "BANKRUPTCY
                                                        -- ---
CODE"). In the event Sequiam is a debtor under the Bankruptcy Code, Sequiam hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. Sec. 362 in respect of the issuance of the Securities. Sequiam agrees, without cost or expense to Investor, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. Sec. 362.

AUTHORITY;  VALIDITY  AND  ENFORCEABILITY.

          g. Sequiam has the requisite corporate power and authority to enter into this Agreement and the Note (collectively, the "Documents") and to perform all of its obligations hereunder and thereunder (including the issuance, sale and delivery to Investor of the Securities). The execution, delivery and performance by Sequiam of the Documents and the consummation by Sequiam of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Securities) have been duly and validly authorized by all necessary corporate action on the part of Sequiam. Each of the Documents has been duly and validly executed and delivered by Sequiam and each Document constitutes a valid and binding obligation of Sequiam enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. The Securities have been duly and validly authorized for issuance by Sequiam and, when executed and delivered by Sequiam, will be valid and binding obligations of Sequiam enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally.

VALIDITY  OF  ISSUANCE  OF  THE  SECURITIES.

          h. Upon issuance, the Securities will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights.

NON-CONTRAVENTION.

          i. The execution and delivery by Sequiam of the Documents, the issuance of the Securities, and the consummation by Sequiam of the other transactions contemplated hereby and thereby do not, and compliance with the provisions of this Agreement and other Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any Lien (as such term is hereinafter defined) upon any of the properties or assets of Sequiam or any of its subsidiaries under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to (i) the Articles or Certificate of Incorporation or By-Laws of Sequiam or the comparable charter or organizational documents of any of its subsidiaries, in each case as amended to the date of this Agreement, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to Sequiam or any of its subsidiaries or their respective properties or assets or (iii) any judgment, decree or order of any court or government body having jurisdiction over, Sequiam or any of its subsidiaries or any of their respective properties or assets.

APPROVALS.

          j. No authorization, approval or consent of any court or public or governmental authority is required to be obtained by Sequiam for the issuance and sale of the Securities to Investor as contemplated by this Agreement, except such authorizations, approvals and consents as have been obtained by Sequiam prior to the date hereof.

COMMISSION  FILINGS.

          k. Sequiam has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since becoming subject to such Acts (the "COMMISSION FILINGS"). As of their respective dates,
(i) the Commission Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings and (ii) none of the Commission Filings contained at the time of its filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Sequiam included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") (except in the case of unaudited statements permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of Sequiam and its subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

FULL  DISCLOSURE.

          l. There is no fact known to Sequiam (other than general economic or industry conditions known to the public generally) that has not been fully disclosed in the Commission Filings that (i) reasonably could be expected to have a Material Adverse Effect or (ii) reasonably could be expected to materially and adversely affect the ability of Sequiam to performing its obligations pursuant to the Documents.

ABSENCE  OF  EVENTS  OF  DEFAULT.

          m. No "Event of Default" (as defined in any agreement or instrument to which Sequiam is a party) and no event which, with notice, lapse of time or both, would constitute an Event of Default (as so defined), has occurred and is continuing.

SECURITIES  LAW  MATTERS.

          n. Sequiam shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of any security similar to the Securities) which will make unavailable the exemption from Securities Act registration being relied upon by Sequiam for the offer and sale to Investor of the Securities as contemplated by this Agreement. No form of general solicitation or advertising has been used or authorized by Sequiam or any of its officers, directors or Affiliates in connection with the offer or sale of the Securities as contemplated by this Agreement or any other agreement to which Sequiam is a party.

REGISTRATION  RIGHTS.

          o.     Except  as  set  forth on Schedule 6, no Person has any demand,
                                           ----------
"piggy-back" or other rights to cause Sequiam to file any registration statement under the Securities Act relating to any of its securities or to participate in any such registration statement.

INTEREST.

          p. The timely payment of interest on the Note is not prohibited by the Articles or Certificate of Incorporation or By-Laws of Sequiam, in each case as amended to the date of this Agreement, or any agreement, contract, document or other undertaking to which Sequiam is a party.

NO  MISREPRESENTATION.

          q. No representation or warranty of Sequiam contained in this Agreement or any of the other Documents, any schedule, annex or exhibit hereto or thereto or any agreement, instrument or certificate furnished by Sequiam to Investor pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

FINDER'S  FEE.

          r. There is no finder's fee, brokerage commission or like payment in connection with the transactions contemplated by this Agreement for which Investor is liable or responsible.

     7.     Certain  Covenants  And  Acknowledgments.
            ----------------------------------------

FILINGS.

          a. Sequiam shall make all necessary Commission Filings and "blue sky" filings required by Rule 506 of Regulation D to be made by Sequiam in connection with the sale of the Securities to Investor as required by all applicable Laws, and shall provide a copy thereof to Investor promptly after such filing. The foregoing shall not require Sequiam to register the sale of any of the Securities under the Securities Act or any other law.

REPORTING  STATUS.

          b. So long as Investor beneficially owns any of the Securities, Sequiam shall timely file all reports required to be filed by it with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

LISTING.

          c. Except to the extent Sequiam lists its common stock on The New York Stock Exchange, The American Stock Exchange or The Nasdaq Stock Market or any similar national stock exchange, Sequiam shall use its best efforts to maintain its listing of the common stock on OTCBB. If the common stock is delisted from OTCBB, Sequiam will use its best efforts to list the common stock on the most liquid national securities exchange or quotation system that the common stock is qualified to be listed on.

INFORMATION.

          d. Each of the parties hereto acknowledges and agrees that Investor shall not be provided with, nor be given access to, any material non-public information relating to Sequiam.

ACCOUNTING  AND  RESERVES.

          e. Sequiam shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true, and correct entries shall be made of its transactions, all in accordance with GAAP applied on consistent basis through all periods, and shall set aside on such books for each fiscal year all such reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

CERTAIN  RESTRICTIONS.

          f. So long as the Securities are outstanding, no dividends shall be declared or paid or set apart for payment nor shall any other distribution be declared or made upon any capital stock of Sequiam, nor shall any capital stock of Sequiam be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of common stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of Sequiam for any consideration by Sequiam, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any common stock of any such stock.

SHORT  SELLING.

          g. So long as the Securities are held by Investor, Investor agrees and covenants on its behalf and on behalf of its affiliates that neither Investor nor its affiliates shall at any time engage in any short sales with respect to Sequiam's common stock, or sell put options or similar instruments with respect to Sequiam's common stock.

     8.     Survival;  Indemnification.
            --------------------------

          a. The representations, warranties and covenants made by each of Sequiam and Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement shall survive the closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the closing.

          b. Sequiam hereby agrees to indemnify and hold harmless Investor, its affiliates and their respective officers, directors, partners and members (collectively, the "INVESTOR INDEMNITEES") from and against any and all losses, claims, damages, judgments, penalties, liabilities and deficiencies (collectively, "LOSSES") and agrees to reimburse Investor Indemnitees for all out-of-pocket expenses (including the fees and expenses of legal counsel), in each case promptly as incurred by Investor Indemnitees and to the extent arising out of or in connection with:

               i. any material misrepresentation, or breach of any of Sequiam's representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by Sequiam pursuant to this Agreement or the other Documents;

               ii. any failure by Sequiam to perform any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by Sequiam pursuant to this Agreement or the other Documents;

          c. Investor hereby agrees to indemnify and hold harmless Sequiam, its Affiliates and their respective officers, directors, partners and members (collectively, the "COMPANY INDEMNITEES") from and against any and all Losses, and agrees to reimburse Sequiam Indemnitees for all out-of-pocket expenses
(including the fees and expenses of legal counsel), in each case promptly as incurred by Sequiam Indemnitees and to the extent arising out of or in connection with:

               i. any misrepresentation, omission of fact or breach of any of Investor's representations or warranties contained in this Agreement or the other Documents, or the annexes, schedules or exhibits hereto or thereto or any instrument, agreement or certificate entered into or delivered by Investor pursuant to this Agreement or the other Documents; or

               ii. any failure by Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or the other Documents or any instrument, certificate or agreement entered into or delivered by Investor pursuant to this Agreement or the other Documents.

Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 8 (an "INDEMNIFIED PARTY") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "CLAIM"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to this
Section 8 is being sought (the "INDEMNIFYING PARTY") of the commencement thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights or defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

In the event one party hereunder should have a claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

     9.     General.  This  Agreement  shall  be  governed  by  and construed in
            --------
accordance with the laws of the State of California applicable to agreements made and to be performed entirely in such state. With respect to any suit, action or proceedings relating to this Agreement, the Company irrevocably submits to the exclusive jusrisdiction of the courts of the State of California sitting in San Diego and the United States District Court located in the City of San Diego and hereby waives, to the fullest extent permitted by applicable law, any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Any provision of this Agreement that may be determined by competent authority to be illegal, invalid, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity, prohibition or unenforceability without invalidating the remaining terms and provisions hereof, and any such illegality, invalidity, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable any terms and provisions hereof in any other jurisdiction. Notwithstanding any other provision of this Agreement to the contrary, in the event of any mediation, arbitration, administrative proceeding or judicial proceeding to enforce or interpret this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees, expert witness fees, and costs actually incurred by the prevailing party in such proceeding. No alteration, change or modification of or to this Agreement shall be effective unless it is made in writing and signed on behalf of each party to be charged. This Agreement contains the entire understanding between the parties with regard to the subject matter hereof and all other agreements, understandings, representations and statements between the parties regarding such subject matter are superseded by this Agreement and shall be of no further force or effect. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document. Executed signature pages from separate counterpart originals may be attached to a single counterpart copy.

                         [signatures begin on next page]

IN WITNESS WHEREOF, Sequiam and Investor have made, executed and delivered this Agreement as of the Effective Date hereof.


"SEQUIAM"                                "INVESTOR"

SEQUIAM CORPORATION,                     LA JOLLA COVE INVESTORS, INC.,
a California corporation                 a California corporation


By: /s/ Nicholas VandenBrekel            By: /s/  Travis Huff
   --------------------------------         ------------------------------
    Nicholas VandenBrekel, President         Print name: Travis Huff
                                                        ------------------
    & Chief Executive Officer                Its: Portfolio  MGR
                                                 -------------------------


Exhibits
--------

Exhibit  "A"     -     Note
Exhibit  "B"     -     Guaranty